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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 12 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 25, 2000


                                HOTJOBS.COM, LTD.
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               (Exact Name of Registrant as Specified in Charter)

DELAWARE                       0-26891                       13-3931821
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(State or Other Juris-        (Commission File               (IRS Employer
diction of Incorporation)     Number)                        Identification No.)


  25 WEST 40TH STREET, 14TH FLOOR, NEW YORK, NY              10018
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(Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (212) 699-5300

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          (Former Name or Former Address, if Changed Since Last Report)


                               Page 1 of 6 Pages
                       (Exhibit Index appears on page 6)
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ITEM 5. OTHER EVENTS.

         On April 25, 2000, HotJobs.com, Ltd., a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), by and among the Company, Resumix Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company ("Sub"), Resumix, Inc., a Delaware corporation (the "Resumix"), and certain stockholders of Resumix owning in the aggregate approximately 99.1% of the outstanding shares of capital stock of Resumix (the "Stockholders"), providing for the acquisition of Resumix by the Company. Pursuant to the Merger Agreement, following the satisfaction of the conditions contained therein, Sub will be merged with and into Resumix with Resumix continuing as the surviving corporation wholly-owned by the Company (the "Merger"). The boards of directors of the Company and Resumix, and the stockholders of Resumix, have each approved the Merger Agreement and there are no remaining corporate approvals necessary for consummation of the Merger. The stockholders of Resumix (other than the Stockholders) will be entitled to exercise appraisal rights with respect to their shares under the Delaware General Corporation Law.

         In the Merger, the Stockholders and any other stockholder of Resumix who satisfies the Company that such stockholder is an "accredited investor" (for purposes of the Securities Act of 1933) shall receive, in exchange for their outstanding shares of preferred stock and common stock of Resumix, a number of shares of common stock of the Company determined by multiplying the number of shares of common and preferred stock of Resumix held by them by .2352941 (the "Conversion Number"). As a result, assuming that the Stockholders are the only stockholders of Resumix who are "accredited investors", the Company will issue 3,560,019 shares of common stock of the Company in the Merger. Any stockholders of Resumix who are not "accredited investors" will receive in the Merger, in exchange for each of their shares of common stock of Resumix, an amount in cash equal to the average price of the common stock of the Company for the 10 trading days ending on and including the third trading day prior to the closing of the Merger multiplied by the Conversion Number. Based on the current market price of the common stock of the Company, and assuming that no Resumix stock options are exercised prior to the effectiveness of the Merger, the Company would pay approximately $400,000 to these stockholders in the Merger.

         In addition, upon the effectiveness of the Merger, the Company will assume all stock options outstanding under Resumix's employee stock option plans. Following the Merger, 1,107,149 shares of common stock of the Company will be issuable (subject to vesting) upon exercise of these options at exercise prices ranging from $1.40 to $12.25.

         The Merger Agreement contains customary representations and warranties of the parties, which generally will survive the effectiveness of the Merger for a period of one year. The Stockholders have agreed to indemnify the Company for losses incurred in connection with breaches of these representations and warranties and will deposit 359,282 shares of common stock of the Company received in the Merger in an escrow account to fund this obligation. In addition, pursuant to the Merger Agreement, Resumix has agreed to operate its business in the ordinary course pending consummation of the Merger. The consummation of the Merger is conditioned on the expiration of the waiting period under the Hart-Scott-Rodino Antitrust


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Improvements Act. Either party may terminate the Merger Agreement if the Merger is not consummated on or prior to July 31, 2000. The parties anticipate that the Merger will be completed in May, 2000.

         The Company has agreed to enter into a Registration Rights Agreement with the Stockholders (the "Registration Rights Agreement") upon the closing of the Merger. The Registration Rights Agreement will require the Company to file with the Securities and Exchange Commission, not later than August 31, 2000, a shelf registration statement under the Securities Act of 1933 registering the shares of common stock of the Company to be issued to the Stockholders in the Merger for resale in open market or privately negotiated transactions.

         Simultaneously with the signing of the Merger Agreement, Stephen Ciesinski, the Chief Executive Officer of Resumix, entered into an employment agreement with the Company (which will become effective only upon consummation of the Merger) to serve as the President and Chief Executive Officer of the Company's Enterprise Software subsidiary and Executive Vice President, Planning and Strategy of the Company (the "Ciesinski Employment Agreement"). In addition, certain other employees of Resumix entered into employment agreements with Resumix providing for their continued employment following consummation of the Merger (collectively, the "Officer Employment Agreements").

         The Merger Agreement is attached hereto as Exhibit 2, the Registration Rights Agreement and the Escrow Agreement are attached to the Merger Agreement as Exhibit A and Exhibit B thereto, respectively, and the Ciesinski Employment Agreement and the form of the Officer Employment Agreements are attached hereto as Exhibits 10(a) and 10(b), respectively. The foregoing descriptions of the Merger Agreement, the Registration Rights Agreement and the Escrow Agreement, and the Ciesinski Employment Agreement and the Officer Employment Agreements are qualified in their entirety by reference to such exhibits, which are incorporated herein by reference.

         Additional information with respect to the Merger is included in the press release issued April 25, 2000 by the Company and attached hereto as
Exhibit 99.


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)                        Not Applicable.

(b)                        Not Applicable.

(c)  EXHIBIT NO.           DESCRIPTION
     ----------            -----------

         (2) Agreement and Plan of Merger, dated as of April 25, 2000, by and among HotJobs.com, Ltd., Resumix Acquisition Corp., Resumix, Inc., Ceridian Corporation, General Atlantic Partners 48, L.P., GAP Coinvestment Partners, L.P., General Atlantic Partners 60, L.P., GAP Coinvestment Partners II, L.P., Double Diamond Associates, LLC and Stephen
                           J. Ciesinski.

         (10(a))           Employment Agreement by and between HotJobs.com, Ltd.
                           and Stephen J. Ciesinski dated as of April 25, 2000.

         (10(b))           Form of Officer Employment Agreement.

         (99)              Press Release dated April 25, 2000.


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                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HOTJOBS.COM, LTD.



Date:  May 1, 2000                      By:    /s/ Richard S. Johnson
                                            ----------------------------------
                                            Name:  Richard S. Johnson
                                            Title: President and Chief
                                                   Executive Officer


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                                HOTJOBS.COM, LTD.

                   EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

                                     EXHIBIT
                                     -------

         (2) Agreement and Plan of Merger, dated as of April 25, 2000, by and among HotJobs.com, Ltd., Resumix Acquisition Corp., Resumix, Inc., Ceridian Corporation, General Atlantic Partners 48, L.P., GAP Coinvestment Partners, L.P., General Atlantic Partners 60, L.P., GAP Coinvestment Partners II, L.P., Double Diamond Associates, LLC and Stephen
                           J. Ciesinski.

         (10(a))           Employment Agreement by and between HotJobs.com, Ltd.
                           and Stephen J. Ciesinski dated as of April 25, 2000.

         (10(b))           Form of Officer Employment Agreement.

         (99)              Press Release dated April 25, 2000.